                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

                             LanVision Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   0-28132                 31-1455414
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)

                   5481 Creek Road, Cincinnati, OH 45242-4001
--------------------------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code  (513) 794-7100

Item 5 Other Events

On July 31, 2004, LanVision Systems, Inc. pursuant to a term loan received from the Fifth Third Bank borrowed $3,500.000. The Loan is secured by a first lien on all the assets of the Company. The complete terms of this loan are set forth in the attached Exhibit 10.

Item 7 Financial Statements and Exhibits

Exhibit Number           Description of Exhibit

    10 Term Note, and associated documents, dated July 30, 2004, between LanVision, Inc. (a wholly owned subsidiary of the Registrant) and the Fifth Third Bank.

    99            Press Release announcing the Term Note Agreement with the
                  Fifth Third Bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LanVision Systems, Inc.

Date: August 3, 2004                          By: /s/ Paul W. Bridge, Jr.
                                                  ------------------------------
                                                  Paul W. Bridge, Jr.
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.          Description of Exhibit

   10 Term Note, and associated documents, dated July 30, 2004, between the LanVision, Inc. (a wholly owned subsidiary of the Registrant) and the Fifth Third Bank

   99          Press Release announcing the Term Note Agreement with the Fifth
               Third Bank.

                                       2